Registration No. 333-[pending]
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                     THE READER'S DIGEST ASSOCIATION, INC.
            (Exact name of registrant as specified in its charter)

                 Delaware                      13-1726769
      (State or other jurisdiction of       (I.R.S. Employer
      incorporation or organization)      Identification No.)
          Pleasantville, New York              10570-7000
 (Address of Principal Executive Offices)      (Zip Code)

  The Reader's Digest Association, Inc. 1994 Key Employee Long Term Incentive
                                     Plan
                           (Full title of the plan)

                              C.H.R. DuPree, Esq.
       Vice President, Corporate Secretary and Associate General Counsel
                     The Reader's Digest Association, Inc.
                      Pleasantville, New York 10570-7000
                    (Name and address of agent for service)
                                 914-238-1000
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------
                                                  Proposed
                                     Proposed     maximum
                                      maximum    aggregate       Amount of
 Title of securities    Amount to    offering     offering     registration
   to be registered         be       price per    price(2)        fee(2)
                       registered(1) share(2)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Class A Nonvoting
Common Stock, $.01      6,500,000   $36.34375  $236,234,375.00  $65,673.16
par value
-----------------------------------------------------------------------

(1) An undetermined number of additional shares may be issued if the adjustment provisions of the plan become operative.

(2) Calculated pursuant to rule 457(c), based upon the average of the high and low prices of registrant's Class A Nonvoting Common Stock on the New York Stock Exchange on July 31, 2000.

                                    PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

The contents of Reader's Digest's Registration Statement on Form S-8 (Registration No. 333-57789) are incorporated by reference in this Registration Statement.

Item 8. Exhibits

4.1.1 Restated Certificate of Incorporation of The Reader's Digest Association, Inc. filed with the State of Delaware on February 7, 1990, filed as Exhibit 3.1.1 to Reader's Digest's Form 10-K for the fiscal year ended June 30, 1993, is incorporated herein by reference.

4.1.2 Certificate of Amendment of the Certificate of Incorporation of The Reader's Digest Association, Inc. filed with the State of Delaware on February 22, 1991, filed as Exhibit 3.1.2 to Reader's Digest's Form 10-K for the fiscal year ended June 30, 1993, is incorporated herein by reference.

4.1.3 Certificate of Amendment of the Certificate of Incorporation of The Reader's Digest Association, Inc. filed with the State of Delaware on November 19, 1999, filed as Exhibit 10.29 to Reader's Digest's Form 10-Q for the quarter ended March 31, 2000, is incorporated herein by reference.

4.2. Amended and Restated By-Laws of The Reader's Digest Association, Inc., effective February 22, 1991, filed as Exhibit 3.2 to Reader's Digest's Form 10-K for the fiscal year ended June 30, 1993, is incorporated herein by reference.

4.3 The Reader's Digest Association, Inc. 1994 Key Employee Long Term Incentive Plan (amended and restated effective as of August 13, 1999), filed as Exhibit 10.17 to Reader's Digest's Form 10-K for the fiscal year ended June 30, 1999, is incorporated herein by reference.

5 Opinion of C.H.R. DuPree, Esq., Vice President, Corporate Secretary and Associate General Counsel of Reader's Digest, relating to the legality of the securities being registered.

23.1 Consent of C.H.R. DuPree, Esq., Vice President, Corporate Secretary and Associate General Counsel of Reader's Digest (contained in the opinion filed as Exhibit 5 to the registration statement).

23.2    Consent of KPMG LLP.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Reader's Digest certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of New Castle, State of New York, on this 1st day of August 2000.

                               THE READER'S DIGEST ASSOCIATION, INC.


                               By:  /s/ GEORGE S. SCIMONE
                                        George S. Scimone
                              Senior Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:


          Signature                   Title              Date


      THOMAS O. RYDER        Chairman of the Board      August 1, 2000
     (Thomas O. Ryder)       and Chief Executive
                             Officer; Director

     GEORGE S. SCIMONE       Senior Vice President      August 1, 2000
    (George S. Scimone)      and Chief Financial
                             Officer (and Chief
                             Accounting Officer)

     DORVIN D. LIVELY        Vice President and        August 1, 2000
    (Dorvin D. Lively)       Corporate Controller
                             (Chief Accounting
                             Officer)

      LYNNE V. CHENEY        Director                  August 1, 2000
     (Lynne V. Cheney)

    M. CHRISTINE DEVITA      Director                  August 1, 2000
   (M. Christine DeVita)

     JAMES E. PRESTON        Director                  August 1, 2000
    (James E. Preston)

   LAWRENCE R. RICCIARDI     Director                  August 1, 2000
  (Lawrence R. Ricciardi)

        C.J. SILAS           Director                  August 1, 2000
       (C.J. Silas)

     WILLIAM J. WHITE        Director                  August 1, 2000
    (William J. White)

         ED ZSCHAU           Director                  August 1, 2000
        (Ed Zschau)

                                EXHIBIT INDEX

Exhibit                                                              Page
4.1.1   Restated Certificate of Incorporation of The Reader's
        Digest Association, Inc. filed with the State of Delaware on February 7, 1990, filed as Exhibit 3.1.1 to Reader's Digest's Form 10-K for the fiscal year ended June 30, 1993, is incorporated herein by reference.

4.1.2 Certificate of Amendment of the Certificate of Incorporation of The Reader's Digest Association, Inc. filed with the State of Delaware on February 22, 1991, filed as Exhibit 3.1.2 to Reader's Digest's Form 10-K for the fiscal year ended June 30, 1993, is incorporated herein by reference.

4.1.3   Certificate of Amendment of the Certificate of
        Incorporation of The Reader's Digest Association,
        Inc. filed with the State of Delaware on November 19,          X
        1999, filed as Exhibit 10.29 to Reader's Digest's
        Form 10-Q for the quarter ended March 31, 2000, is incorporated herein by reference.

4.2. Amended and Restated By-Laws of The Reader's Digest Association, Inc., effective February 22, 1991, filed as Exhibit 3.2 to Reader's Digest's Form 10-K for the fiscal year ended June 30, 1993, is incorporated herein by reference.

4.3 The Reader's Digest Association, Inc. 1994 Key Employee Long Term Incentive Plan (amended and restated effective as of August 13, 1999), filed as
        Exhibit 10.17 to Reader's Digest's Form 10-K for the fiscal year ended June 30, 1999, is incorporated herein by reference.

5       Opinion of C.H.R. DuPree, Esq., Vice President,
        Corporate Secretary and Associate General Counsel of          XX
        Reader's Digest, relating to the legality of the securities being registered.

23.1    Consent of C.H.R. DuPree, Esq., Vice President,
        Corporate Secretary and Associate General Counsel of
        Reader's Digest (contained in the opinion filed as Exhibit 5 to the registration statement).

23.2    Consent of KPMG LLP.                                          XX